NINTH AMENDMENT TO CREDIT AGREEMENT This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 28, 2024, is entered into by and among Redwire Holdings, LLC, a Delaware limited liability company (the “Lead Borrower”), Redwire Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), the other Borrowers party hereto, the other Guarantors party hereto, Adams Street Credit Advisors LP, as Administrative Agent (in such capacity, including any permitted successors thereto, the “Administrative Agent”) and as Collateral Agent (in such capacity, including any permitted successors thereto, the “Collateral Agent”), and the Ninth Amendment Incremental Lenders (as defined herein) party hereto and the other Lenders party hereto (which, together with the Ninth Amendment Incremental Lenders, shall constitute the “Required Lenders”). W I T N E S S E T H WHEREAS, on October 28, 2020, Lead Borrower, Parent, the other Borrowers, the other Guarantors, the Lenders (as defined therein) from time to time parties thereto, Collateral Agent and Administrative Agent entered into that certain Credit Agreement (as amended and/or supplemented by that certain (i) First Amendment to Credit Agreement, dated as of February 17, 2021, (ii) Joinder to Credit Agreement, dated as of March 16, 2021, (iii) Second Amendment to Credit Agreement, dated as of September 2, 2021, (iv) Joinder to Credit Agreement, dated as of December 28, 2021, (v) Third Amendment to Credit Agreement, dated as of March 25, 2022, (vi) Fourth Amendment to Credit Agreement, dated as of August 8, 2022, (vii) Fifth Amendment to Credit Agreement, dated as of October 28, 2022, (viii) Sixth Amendment to Credit Agreement, dated as of June 23, 2023, (ix) Seventh Amendment to Credit Agreement, dated as of December 22, 2023, (x) Eighth Amendment to Credit Agreement, dated as of June 18, 2024, and (xi) as further amended, modified, renewed, extended, restated and/or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and as further modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement. WHEREAS, in accordance with Section 2.14(a) of the Existing Credit Agreement, the Lead Borrower has requested Revolving Commitment Increase by an aggregate principal amount of $20,000,000 (the “Ninth Amendment Revolving Commitments”) on the terms and conditions set forth herein and which constitute Incremental Revolving Commitments and has requested that such Ninth Amendment Revolving Commitments be provided by banks or financial institutions that become or are existing Lenders under the Credit Agreement (each such Person committing to provide and providing any such Ninth Amendment Revolving Commitments on the Ninth Amendment Effective Date (as defined below) being referred to herein as a “Ninth Amendment Incremental Lender”); WHEREAS, each Person listed on Schedule I hereto is a Ninth Amendment Incremental Lender and is willing to provide a Ninth Amendment Revolving Commitment in the amount set forth opposite its name on Schedule I hereto on the terms and conditions hereof; WHEREAS, Lead Borrower, Parent, the other Borrowers and the other Guarantors have requested that the Administrative Agent and the Lenders party hereto (which shall constitute the Required Lenders) amend certain provisions of the Existing Credit Agreement, and, subject to the satisfaction (or waiver) of the conditions set forth herein, the Required Lenders signatory hereto are willing to do so, on the terms set forth herein; WHEREAS, immediately after giving effect to the transactions occurring on the Ninth Amendment Effective Date, the Revolving Credit Commitments and outstanding Revolving Credit Loans of the Lenders are set forth on Schedule II hereto; and Exhibit 10.1

2 WHEREAS, subject to the satisfaction (or waiver) of the conditions set forth herein, the parties hereto have also agreed to amend certain other provisions of the Existing Credit Agreement. AGREEMENT NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I. NINTH AMENDMENT REVOLVING COMMITMENTS; CONSENTS Section 1.01. Subject only to the satisfaction (or waiver) of the conditions set forth in Article III hereof, each Ninth Amendment Incremental Lender hereby agrees to provide a Ninth Amendment Revolving Commitment to the Borrowers on the Ninth Amendment Effective Date in a principal amount equal to such Ninth Amendment Incremental Lender’s Ninth Amendment Revolving Commitment as set forth on Schedule I hereto on the Ninth Amendment Effective Date. It is understood and agreed that (i) all Ninth Amendment Revolving Commitments provided on the Ninth Amendment Effective Date shall constitute an increase of, and shall be treated as the same Class as, the existing Revolving Credit Commitments for all purposes of the Credit Agreement, (ii) all Revolving Credit Loans incurred under the Ninth Amendment Revolving Commitments shall constitute the same Class as the Revolving Credit Loans incurred under the existing Revolving Credit Commitments and (iii) each Ninth Amendment Incremental Lender shall become a party to the Credit Agreement as a Revolving Credit Lender to the extent not already a Lender thereunder. The Ninth Amendment Revolving Commitments (and the Revolving Credit Loans resulting therefrom) are initially incurred in reliance of Section 2.14(d)(iii)(C)(x) of the Existing Credit Agreement. Section 1.02. Except as otherwise expressly set forth herein, (i) the Ninth Amendment Revolving Commitments (and all Revolving Credit Loans made thereunder) shall (a) have identical terms to the existing Class of Revolving Credit Commitments (and the Revolving Credit Loans made thereunder), (b) rank pari passu in right of payment and security with the existing Revolving Credit Commitments (and the Revolving Credit Loans made thereunder), (c) be guaranteed by the same Guarantors as Guarantee the Revolving Credit Commitments (and the Revolving Credit Loans made thereunder) and (d) be secured by the same Collateral which secures the Revolving Credit Commitments (and the Revolving Credit Loans made thereunder) and (ii) the borrowing and repayment of the Revolving Credit Loans made under the Ninth Amendment Revolving Commitments shall be made on a pro rata basis with the borrowing and repayment of Revolving Credit Loans made under the existing Class of Revolving Credit Commitments. For the avoidance of doubt, the Support Agreement remains in effect with respect to the Revolving Credit Facility, subject to the terms thereof. Section 1.03. Subject only to the satisfaction (or waiver) of the conditions set forth in Article III hereof: (a) The parties hereto hereby agree that, for all purposes under the Credit Agreement and the other Loan Documents, (i) this Amendment shall be deemed to be an Incremental Request delivered in accordance with Section 2.14(a) of the Credit Agreement and shall be deemed to satisfy the notice and offer requirements as set forth in the last sentence of Section 2.14(a) and (ii) this Amendment shall be deemed to be an Incremental Amendment for all purposes under Section 2.14(f) of the Credit Agreement. (b) Each of the parties hereto hereby consent to the provisions of this Article I.

3 (c) To the extent such consent is required, the Administrative Agent consents to each of the Ninth Amendment Incremental Lenders providing the Ninth Amendment Revolving Commitment being Revolving Credit Lenders under the Credit Agreement. Section 1.04. Upon (and subject to the occurrence of) the Ninth Amendment Effective Date, each of the existing Revolving Credit Lenders shall assign to each of the Ninth Amendment Incremental Lenders, and each of the Ninth Amendment Incremental Lenders shall purchase from each of the existing Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Credit Loans will be held by existing Revolving Credit Lenders and Ninth Amendment Incremental Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of the Ninth Amendment Revolving Commitments to the Revolving Credit Commitments. ARTICLE II AMENDMENTS Subject only to the satisfaction (or waiver) of the conditions set forth in Article III hereof, effective as of the Ninth Amendment Effective Date, the Loan Parties, the Lenders party hereto and the Administrative Agent agree to the following modifications of the Existing Credit Agreement: Section 2.01. The following new defined terms are hereby inserted in Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order: “Ninth Amendment” means the Ninth Amendment to Credit Agreement dated as of August 28, 2024, among Lead Borrower, Parent, the other Guarantors party thereto, the financial institutions party thereto as Lenders and the Administrative Agent. “Ninth Amendment Effective Date” has the meaning assigned to such term in the Ninth Amendment. Section 2.02. The last sentence of the defined term “Revolving Credit Commitments” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $65,0000,000 on the Ninth Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.” Section 2.03. Section 2.05(i) of the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence thereof: “Notwithstanding anything to the contrary set forth herein, in no event shall the Borrower be permitted to voluntarily prepay Revolving Credit Loans after the Ninth Amendment Effective Date if, after giving effect thereto, the aggregate principal amount of outstanding Revolving Credit Loans would be less than $30,000,000.” Section 2.03. Schedule 1.01A to the Existing Credit Agreement is hereby amended and restated in its entirety and Annex A attached hereto is hereby substituted therefor. ARTICLE III. CONDITIONS PRECEDENTS The effectiveness of this Amendment and the commitments and obligations of each Ninth Amendment Incremental Lender under this Amendment shall be subject to the satisfaction or waiver of

4 each of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “Ninth Amendment Effective Date”): Section 3.01. Execution. The Administrative Agent shall have received a counterpart of this Amendment and the other documents related to or contemplated thereby, executed and delivered by a duly authorized officer of the Lead Borrower, Parent, the Guarantors and each Lender party hereto Section 3.02. Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Ninth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except where such representations and warranties are already qualified by materiality, in which case such representations and warranties are accurate in all respects after giving effect to such qualification). Section 3.03. Event of Default. No Event of Default exists or shall exist immediately after giving effect to this Amendment. Section 3.04. Corporate Documents and Officer Certification. The Administrative Agent shall have received (a) (i) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party and (ii) Organization Documents (to the extent applicable, certified from the applicable secretary of state of the state of organization of each Loan Party as of a recent date) or a certificate executed by a Responsible Officer certifying that there has been no change to such Organization Documents since last delivered to the Administrative Agent, (iii) certificates of resolutions or other corporate or limited liability company action approving and authorizing the Ninth Amendment Revolving Commitments and the other modifications of the Existing Credit Agreement made pursuant to this Amendment, the reaffirmation of Obligations, and the execution, delivery and performance of this Amendment and the other Loan Documents which such Loan Party is executing as of the Ninth Amendment Effective Date, certified as of the Ninth Amendment Effective Date by such Loan Party as being in full force and effect without modification or amendment and (iv) incumbency certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and (b) a certificate of a Responsible Officer of the Lead Borrower certifying that the conditions specified in Sections 3.02 and 3.03 have been satisfied. Section 3.05. Solvency Certificate. The Administrative Agent shall have received a solvency certificate from the chief financial officer or another senior financial or accounting officer with similar responsibilities of the Lead Borrower substantially in the form attached as Exhibit D-2 to the Credit Agreement. Section 3.06. Fees. Subject to the occurrence of the Ninth Amendment Effective Date, each Ninth Amendment Incremental Lender shall have received (a) an upfront fee equal to 1.00% of the aggregate principal amount of its Ninth Amendment Revolving Commitments in effect on the Ninth Amendment Effective Date and (b) a structuring fee equal to 1.00% of the aggregate principal amount of its Ninth Amendment Revolving Commitments in effect on the Ninth Amendment Effective Date. Section 3.07. Costs and Expenses. All reasonable out-of-pocket costs, fees and expenses incurred in connection with this Amendment and required to be paid to the Administrative Agent, the Collateral Agent, and Lenders hereunder, in each case, to the extent invoiced at least one (1) Business Day before the Ninth Amendment Effective Date, shall have been paid, or shall be paid substantially concurrently with, the execution and delivery of this Amendment.

5 ARTICLE IV REPRESENTATIONS AND WARRANTIES To induce each Ninth Amendment Incremental Lender to provide its Ninth Amendment Revolving Commitments and to become a party hereto, each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent, and each Ninth Amendment Incremental Lender that, as of the Ninth Amendment Effective Date: Section 4.01. Conflicts. The execution, delivery and performance by each Loan Party of this Amendment, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Amended Credit Agreement), any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any violation, conflict, breach or contravention (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach or contravention would not reasonably be expected to have a Material Adverse Effect. Section 4.02. Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (a) approval, consent, exemption, authorization, or other action by, or notice to, or filing necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable U.S. law, (b) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement), and (c) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. Section 4.03. Execution, Delivery and Enforceability. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by applicable Enforcement Qualifications. ARTICLE V MISCELLANEOUS Section 5.01. Execution of this Amendment. This Amendment is executed and shall be construed as an amendment to the Existing Credit Agreement, and, as provided in the Existing Credit Agreement, this Amendment forms a part thereof. The Loan Parties and the other parties hereto acknowledge that this Amendment shall constitute a Loan Document and on and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents. Section 5.02. No Waiver; Effect on Loan Documents. This Amendment is made in modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and, except as specifically modified pursuant to the terms of this Amendment, the terms and conditions of the Existing Credit

6 Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Secured Parties under the Existing Credit Agreement and the other Loan Documents. Except to the extent permitted or provided for herein, the execution, delivery and performance by the Administrative Agent and the Lenders party hereto of this Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Secured Parties under the Loan Documents. To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Existing Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Existing Credit Agreement as modified or amended hereby. Section 5.03. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment or a signature page of any notice, certificate, document, agreement or instrument in respect thereof by facsimile transmission or electronic transmission (including “pdf”) shall be as effective as delivery of a manually executed counterpart hereof or thereof, as applicable. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act. Section 5.04. Entire Agreement. This Amendment embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof involving any Loan Party and any of the Administrative Agent, any Lender or any of their respective Affiliates. Upon the effectiveness of this Amendment as set forth in Article III of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section 10.07 of the Credit Agreement, their respective successors and assigns. Section 5.05. Governing Law; Waiver of Jury Trial. Each of the parties hereto hereby agrees that Sections 10.15 and 10.16 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein. Section 5.06. Severability. Any provision of this Amendment being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment or any part of such provision in any other jurisdiction. Section 5.07. Headings. Section headings herein are included herein for convenience of reference only and shall not affect the interpretation of this Agreement. Section 5.08. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 the Credit Agreement.

7 Section 5.09. Reaffirmation of Obligations. Each Loan Party, subject to the terms and limits contained herein and in the Loan Documents, (a) has incurred or guaranteed the Secured Obligations, including, without limitation, all obligations with respect to Ninth Amendment Incremental Revolving Commitments and the Revolving Credit Loans made thereunder (collectively, the “Obligations”) and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations and (c) has created Liens and security interests in favor of the Collateral Agent on certain of its Collateral to secure its obligations hereunder. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing. [Remainder of Page Intentionally Left Blank]

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. REDWIRE INTERMEDIATE HOLDINGS, LLC, as Parent By: Name: Jonathan Baliff Title: Chief Financial Officer REDWIRE HOLDINGS, LLC, as the Lead Borrower By: Name: Jonathan Baliff Title: Chief Financial Officer REDWIRE SPACE ENTERPRISES, INC. REDWIRE SPACE SENSORS, INC. REDWIRE SPACE COMPONENTS, LLC IN SPACE GROUP, INC. REDWIRE SPACE SOLUTIONS, LLC LOADPATH, LLC OAKMAN AEROSPACE, LLC REDWIRE SPACE, INC. REDWIRE SPACE EUROPE, LLC REDWIRE SPACE TECHNOLOGIES, INC., each as a Guarantor By: Name: Jonathan Baliff Title: Chief Financial Officer /s/ Jonathan Baliff /s/ Jonathan Baliff /s/ Jonathan Baliff

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ADAMS STREET CREDIT ADVISORS LP, as Administrative Agent and Collateral Agent By: Adams Street Credit Advisors GP LLC, its general partner By: Adams Street Partners, LLC, its member By: ________________________________________ Name: William B. Sacher Title: Partner /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ASP PC II DIRECT FUNDING LLC, as a Ninth Amendment Incremental Lender By: Name: William B. Sacher Title: Manager ASP SR PRIVATE CREDIT FUND III-A LP, as a Ninth Amendment Incremental Lender By: Adams Street Private Credit Fund III GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner ASP SR PRIVATE CREDIT FUND III-B LP, as a Ninth Amendment Incremental Lender By: Adams Street Private Credit Fund III GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner /s/ William B. Sacher /s/ William B. Sacher /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ASP SR PRIVATE CREDIT FUND III-C LP, as a Ninth Amendment Incremental Lender By: Adams Street Private Credit Fund III GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner ASP PC III DIRECT FUNDING LLC, as a Ninth Amendment Incremental Lender By: Name: William B. Sacher Title: Manager /s/ William B. Sacher /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ASP PIF GS LEV FACILITATION LLC, as a Lender By: Name: William B. Sacher Title: Corporate Vice President ASP SPC II-A LEV FACILITATION LLC, as a Lender By: Name: William B. Sacher Title: Corporate Vice President ASP PC II LEV FACILITATION LLC, as a Lender By: Name: William B. Sacher Title: Corporate Vice President ADAMS STREET (KOC) LLC, as a Lender By: Adams Street Credit Advisors LP, its manager By: Adams Street Credit Advisors GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner /s/ William B. Sacher /s/ William B. Sacher /s/ William B. Sacher /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ADAMS STREET SHBNPP US SENIOR SECURED FUND LP, as a Lender By: ASP SHBNPP GP MANAGEMENT LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner ADAMS STREET PRIVATE CREDIT FUND II-C LP, as a Lender By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner /s/ William B. Sacher /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ASP PC II FACILITATION LLC, as a Lender By: ADAMS STREET PRIVATE CREDIT FUND II-A LP, its member By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner By: ADAMS STREET PRIVATE CREDIT FUND II-B LP, its member By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner ASP SR PRIVATE CREDIT FUND II-A LP, as a Lender By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner /s/ William B. Sacher /s/ William B. Sacher /s/ William B. Sacher

[Signature Page to Ninth Amendment to Credit Agreement (Redwire)] ASP SPC II FACILITATION LLC, as a Lender By: ASP SR PRIVATE CREDIT FUND II-B LP, its member By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner By: ASP SR PRIVATE CREDIT FUND II-C LP, its member By: Adams Street Private Credit Fund II GP LP, its general partner By: Adams Street Private Credit Fund GP-GP LLC, its general partner By: Adams Street Partners, LLC, its member By: Name: William B. Sacher Title: Partner /s/ William B. Sacher /s/ William B. Sacher